UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2004

U.S.I. HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50041	13-3771733
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Pleasantville Road, Suite 160 South, Briarcliff Manor, New York	10510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 749-8500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As announced in U.S.I. Holdings Corporation’s (the “Company”) October 25, 2004 press release, the Company held an investor day conference on Wednesday, November 3, 2004 at its Corporate Headquarters in Briarcliff Manor, New York. David L. Eslick, Chairman, President and Chief Executive Officer of the Company and other members of the management team gave a presentation at the conference. The Company’s management also entertained questions and provided answers to those in attendance. A copy of the presentation materials, appearing as Exhibit 99.1, is furnished and not filed pursuant to Regulation FD. The audio presentation is available at http://www.usi.biz and will be accessible through Friday, December 3, 2004.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

99.1	Visual presentation presented at the Company’s investor day conference on November 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S.I. HOLDINGS CORPORATION, INC. (Registrant)

Date	November 3, 2004	/s/ Ernest J. Newborn, II
Ernest J. Newborn, II
Senior Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER

99.1	Visual presentation presented at the Company’s investor day conference on November 3, 2004.